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                                                                   Exhibit 10.21
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AMENDMENT NUMBER TWO TO THAT LEASE AGREEMENT DATED MARCH 23, 1999 BETWEEN
SPIEKER PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD, AND EARLYCHILDHOOD.COM, L.L.C., A CALIFORNIA LIMITED LIABILITY COMPANY, AS TENANT, FOR PREMISES LOCATED AT 2 LOWER RAGSDALE DRIVE, SUITE 200, MONTEREY, CALIFORNIA.


The above described Lease Agreement will be amended as follows to change the Tenant's Proportionate Share:

1.  Basic Lease Information:  Tenant's Proportionate Share: 49.10%

All other terms and conditions of the Lease Agreement shall remain in full force and effect.

LANDLORD:                                TENANT:
Spieker Properties, L.P.,                EarlyChildhood.com, L.L.C.,
a California limited partnership         a California limited liability company

By: Spieker Properties, Inc.,
    a Maryland corporation
    its General Partner                  By:    /s/ Ron Elliott
                                            -----------------------------------
                                             Ron Elliott

                                         Its:  President

By:    /s/ Joseph D. Russell, Jr.                 Date:  1/17/00
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   Joseph D. Russell, Jr.

Its:  President, Silicon Valley

          Date:   3/14/00
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